Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

UVA
wines & spirits
SEPHORA STUDIO
SEPHORA STUD
alo
COFFEE

Q1 2022
SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

REALTY TRUST

Table of Contents		Supplemental Report – March 31, 2022

Section I – First Quarter 2022 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	34
Fee Income	14	Fund Properties	35
Structured Financing	15	Fund Lease Expirations	38
Other Information		Development and Redevelopment Activity	39
Transactional Activity	16
2022 Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	21	Important Notes	41
Detail	22
Maturities	24

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – March 31, 2022		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Sunny Holcomb	Symbol AKR
	Suite 300	Vice President, Financial Reporting
	Rye, NY 10580	(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Bilerman - (212) 816-1383	Todd Thomas - (917) 368-2286
	craig.schmidt@bofa.com	michael.bilerman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA – (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – March 31, 2022	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	94,508				Balance at 12/31/2021	89,304	5,059	94,363
Common Operating Partnership ("OP") Units	5,302				ATM issuance	5,151	—	5,151
Combined Common Shares and OP Units	99,810				Vesting RS and LTIPs	11	279	290
					OP Conversions	36	(36)	—
Share Price at March 31, 2022	$21.67				Other	6	—	6
					Balance at 3/31/2022	94,508	5,302	99,810	93,310	93,310	99,103	99,103
Equity Capitalization - Common Shares and OP Units	$2,162,883
Preferred OP Units	10,068	[2]
Total Equity Capitalization	2,172,951		64%	65%

Debt Capitalization
Consolidated debt	1,826,271
Adjustment to reflect pro-rata share of debt	(610,061)
Total Debt Capitalization	1,216,210		36%	35%

Total Market Capitalization	$3,389,161	[3]	100%	100%

__________

1.
Reflects debt net of Core Portfolio cash of $12,215 and pro-rata share of Funds cash of $8,069 for total cash netted against debt of $20,284.
2.
Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

4

Consolidated Income Statement
Supplemental Report – March 31, 2022	(in thousands)

March 31, 2022 [1]
CONSOLIDATED INCOME STATEMENT	Quarter
Revenues
Rental income	$79,467
Other	2,040
Total revenues	81,507
Operating expenses
Depreciation and amortization	33,713
General and administrative	11,937
Real estate taxes	11,280
Property operating	13,350
Total operating expenses	70,280

Gain on disposition of properties	28,815
Operating income	40,042
Equity in earnings of unconsolidated affiliates	3,130
Interest and other income	2,935
Realized and unrealized holding gains (losses) on investments and other	15,730
Interest expense	(17,925)
Income from continuing operations before income taxes	43,912
Income tax benefit	185
Net income	44,097
Net income attributable to noncontrolling interests	(27,259)
Net income attributable to Acadia	$16,838

5

Income Statement - Detail
Supplemental Report – March 31, 2022	(in thousands)

March 31, 2022 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter
PROPERTY REVENUES
Minimum rents	$58,739
Percentage rents	732
Expense reimbursements - CAM	6,805
Expense reimbursements - Taxes	7,815
Other property income	666
Total Property Revenues	74,757

PROPERTY EXPENSES
Property operating - CAM	10,900
Other property operating (Non-CAM)	2,296
Real estate taxes	11,280
Total Property Expenses	24,476

NET OPERATING INCOME - PROPERTIES	50,281

OTHER INCOME (EXPENSE)
Interest income	2,935
Straight-line rent income (expense)	4,427
Above/below-market rent income (expense)	1,514
Interest expense [2]	(16,608)
Amortization of finance costs	(1,255)
Above/below-market interest income (expense)	26
Asset and property management income (expense)	(162)
Other income (expense)	598
Finance lease interest expense	(88)
CORE PORTFOLIO AND FUND INCOME	41,668

FEE AND OTHER INCOME
Asset and property management fees	169
Net promote and other transactional income	1,473
Realized and unrealized holding gains (losses) on investments and other	13,095
Transactional fees [3]	51
Income tax (provision) benefit	185
Total Fee and Other Income (Loss)	14,973

General and Administrative	(9,915)

Depreciation and amortization	(33,623)
Non-real estate depreciation and amortization	(90)
Gain on change of control and other	(859)
Gain on disposition of properties	28,813
Income (Loss) before equity in earnings and noncontrolling interests	40,967

Equity in earnings of unconsolidated affiliates	3,130
Noncontrolling interests	(27,259)

NET INCOME ATTRIBUTABLE TO ACADIA	$16,838

6

Income Statement – Pro Rata Adjustments
Supplemental Report – March 31, 2022	(in thousands)

	Quarter Ended March 31, 2022
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
PROPERTY REVENUES
Minimum rents	$(23,137)	$9,616
Percentage rents	(463)	240
Expense reimbursements - CAM	(3,339)	1,482
Expense reimbursements - Taxes	(2,177)	1,988
Other property income	(347)	55
Total Property Revenues	(29,463)	13,381

PROPERTY EXPENSES
Property operating - CAM	(5,074)	1,381
Other property operating (Non-CAM)	(627)	246
Real estate taxes	(3,618)	2,285
Total Property Expenses	(9,319)	3,912
NET OPERATING INCOME - PROPERTIES	(20,144)	9,469

OTHER INCOME (EXPENSE)
Interest income	—	—
Straight-line rent income (expense)	(2,008)	288
Above/below-market rent income (expense)	(346)	797
Interest expense [2]	8,416	(2,664)
Amortization of finance costs	689	(241)
Above/below-market interest income (expense)	—	21
Asset and property management income (expense)	332	(367)
Other income (expense)	(489)	305
Finance lease interest expense	64	—
CORE PORTFOLIO AND FUND INCOME	(13,486)	7,608

FEE AND OTHER INCOME
Asset and property management fees	2,641	164
Net promote and other transactional income	—	—
Realized and unrealized holding gains (losses) on investments and other	(9,385)	—
Transactional fees [3]	1,427	98
Income tax (provision) benefit	52	(3)
Total Fee and Other Income (Loss)	(5,265)	259

General and Administrative	514	(134)
Depreciation and amortization	13,913	(4,603)
Non-real estate depreciation and amortization	—	—
Gain on change of control and other	—	—
Gain (loss) on disposition of properties	(21,937)	—
Income (Loss) before equity in earnings and noncontrolling interests	(26,261)	3,130

Equity in earnings of unconsolidated affiliates	—	—
Noncontrolling interests [6]	(998)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$(27,259)	$3,130

7

Balance Sheet
Supplemental Report – March 31, 2022	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$821,841	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,221,608	Core	$42,975
Construction in progress	7,825	Fund II	35,502
Right-of-use assets - finance leases	25,086	Fund III	24,578
	4,076,360	Fund IV	89,060
Less: Accumulated depreciation and amortization	(669,783)	Total	$192,115
Total	3,406,577
Real estate under development	192,115	Summary of other assets, net:
Operating real estate, net	3,598,692	Deferred charges, net	$26,319
Notes receivable, net	153,161	Accrued interest receivable	18,559
Investments in and advances to unconsolidated affiliates	413,141	Due from seller	3,364
Lease intangibles, net	121,448	Prepaid expenses	13,591
Other assets, net	77,319	Other receivables	6,763
Right-of-use assets - operating leases, net	39,885	Income taxes receivable	2,643
Cash and cash equivalents	36,151	Corporate assets, net	1,561
Restricted cash	11,875	Deposits	4,519
Straight-line rents receivable, net	31,465	Total	$77,319
Rents receivable, net	13,044
Total Assets	$4,496,181

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,095,445
Unsecured notes payable, net	529,796	Summary of accounts payable and other liabilities:
Unsecured line of credit	194,405	Lease liability - finance leases, net	$6,712
Accounts payable and other liabilities	118,732	Accounts payable and accrued expenses	49,657
Lease liability - operating leases, net	37,936	Deferred income	35,714
Dividends and distributions payable	18,320	Tenant security deposits, escrow and other	13,899
Lease intangibles, net	83,794	Derivative financial instruments	12,750
Distributions in excess of income from, and investments in, unconsolidated affiliates	9,547	Total	$118,732
Total liabilities	2,087,975
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,864,060
Accumulated other comprehensive loss	(5,724)
Distributions in excess of accumulated earnings	(196,818)
Total Acadia shareholders’ equity	1,661,613
Noncontrolling interests	746,593
Total equity	2,408,206
Total liabilities and equity	$4,496,181

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – March 31, 2022	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(179,509)	$74,274
Buildings and improvements	(999,515)	294,783
Construction in progress	(3,540)	392
Right-of-use assets - finance leases	(4,129)	22,563
	(1,186,693)	392,012
Less: Accumulated depreciation and amortization	133,686	(63,381)
Total	(1,053,007)	328,631
Real estate under development	(112,971)	7,539
Operating real estate, net	(1,165,978)	336,170
Notes receivable, net	-	—
Investments in and advances to unconsolidated affiliates	(220,122)	(149,494)
Lease intangibles, net	(43,561)	9,815
Other assets, net	7,052	4,885
Right-of-use assets - operating leases, net	(2,262)	—
Cash and cash equivalents	(22,168)	6,301
Restricted cash	(8,921)	5,637
Straight-line rents receivable, net	(7,577)	4,579
Rents receivable, net	(4,423)	1,618
Total Assets	$(1,467,960)	$219,511

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(693,210)	$187,749
Unsecured notes payable, net	(103,395)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(34,921)	26,487
Lease intangibles, net	(27,889)	7,189
Lease liability - operating leases, net	(2,371)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(4,892)	7,629
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(9,547)
Total liabilities	(866,678)	219,511
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(601,282)	—
Total equity	(601,282)	—
Total liabilities and equity	$(1,467,960)	$219,511

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – March 31, 2022	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of capitalized interest of $0.7 million for the three months ended March 31, 2022.
3.
Consists of development, construction, leasing and legal fees.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.
5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $1.0 million for the three months ended March 31, 2022.
7.
The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)[1]
Supplemental Report – March 31, 2022	(in thousands)

	Quarter Ended	Quarter Ended
	March 31, 2022	March 31, 2021
Funds from operations ("FFO"):		(As Restated)
Net Income (Loss)	$16,838	$4,817
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,313	23,807
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share)	(6,876)	(5,096)
Income (loss) attributable to noncontrolling interests' share in Operating Partnership	1,121	470
FFO to Common Shareholders and Common OP Unit holders	$35,396	$23,998

Add back: acquisition costs, net of bargain purchase gain	859	—
Less: Unrealized holding (gain) loss and other (net of noncontrolling interest share)	(3,570)	(1,399)
FFO before Special Items	$32,685	$22,599

Adjusted Funds from operations ("AFFO"):
FFO	$35,396	$23,998
Unrealized (gains) losses	(3,570)	(1,399)
Straight-line rent, net	(2,707)	(402)
Above/below-market rent	(1,965)	(1,779)
Amortization of finance costs	807	775
Above/below-market interest	(47)	(47)
Non-real estate depreciation	90	57
Stock-based compensation	3,887	3,861
Leasing commissions	(1,053)	(98)
Tenant improvements	(3,403)	(1,290)
Maintenance capital expenditures	(638)	(285)
AFFO to Common Shareholders and Common OP Unit holders	$26,797	$23,391

Total weighted-average diluted shares and OP Units	99,103	91,931

Diluted FFO per Common share and OP Unit:
FFO	$0.36	$0.26

FFO before Special Items	$0.33	$0.25

11

EBITDA[1]
Supplemental Report – March 31, 2022	(in thousands)

	Quarter Ended March 31, 2022			Quarter Ended March 31, 2021
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:				(As Restated)	(As Restated)	(As Restated)

Net Income (Loss) Attributable to Acadia	$9,943	$6,895	$16,838	$6,508	$(1,691)	$4,817

Adjustments:
Depreciation and amortization	19,617	4,786	24,403	20,103	3,761	23,864
Interest expense	8,387	2,469	10,856	8,049	2,367	10,416
Amortization of finance costs	605	202	807	571	210	781
Above/below-market interest	(47)	—	(47)	(47)	—	(47)
Gain on disposition of properties	—	(6,876)	(6,876)	(4,520)	(576)	(5,096)
Unrealized holding losses (gains) and other	(3,570)	—	(3,570)	(1,738)	339	(1,399)
Acquisition costs, net of bargain purchase gain	859	—	859	—	—	—
Provision (benefit) for income taxes	(249)	15	(234)	99	14	113
Noncontrolling interest - OP	998	—	998	347	—	347
EBITDA	$36,543	$7,491	$44,034	$29,372	$4,424	$33,796

Adjusted EBITDA:

EBITDA	$36,543	$7,491	$44,034	$29,372	$4,424	$33,796
Stock based compensation	3,887	—	3,887	3,861	—	3,861
Adjusted EBITDA	$40,430	$7,491	$47,921	$33,233	$4,424	$37,657

__________

Notes to Funds from Operations and EBITDA:

1.
See the Restatement 8-K filed with the SEC on February 15, 2022 and the Company's Form 10-K filed with the SEC on March 1, 2022 for a detailed reconciliation to previously reported amounts and a detailed description of adjustments thereon. As mentioned in the press release dated February 15, 2022, the Company has restated its prior period financial statements for the years and interim periods ended December 31, 2020 and 2019, and as of and for each of the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 30, 2021 and 2020 and December 31, 2020 for errors in accounting primarily related to the reclassification of two consolidated joint-venture subsidiaries. The restatement primarily impacted the classification of certain amounts within the Company’s consolidated balance sheets, statements of operations and statements of cash flows.

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – March 31, 2022	(in thousands)

	Quarter Ended		Change
	March 31, 2022	March 31, 2021	Favorable/ (Unfavorable)

Summary
Minimum rents	$33,178	$30,189	9.9%
Expense reimbursements	9,465	9,314	1.6%
Other property income	599	385	55.6%

Total Revenue	43,242	39,888	8.4%

Expenses
Property operating - CAM & Real estate taxes	12,638	11,948	(5.8)%
Other property operating (Non-CAM)	764	731	(4.5)%

Total Expenses	13,402	12,679	(5.7)%

Same Property NOI - Core properties	$29,840	$27,209	9.7%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	4,356	2,600
Core NOI	$34,196	$29,809

Other same property information
Physical Occupancy at the end of the period	90.4%	88.2%
Leased Occupancy at the end of the period	94.0%	90.5%
__________

1. The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

13

Fee Income by Fund
Supplemental Report – March 31, 2022	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Quarter Ended March 31, 2022
Asset and property management fees	$286	$32	$1,055	$1,463	$138	$2,974
Transactional fees	121	217	351	859	28	1,576
Total fees	$407	$249	$1,406	$2,322	$166	$4,550

14

Structured Financing Portfolio
Supplemental Report – March 31, 2022	(in thousands)

	December 31, 2021			Quarter Ended March 31, 2022					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2,4]	$89,332	$4,852	$94,184	$—	$—	$89,332	$5,293	$94,625	6.38%	6.95%	Apr-20 to Sept-24

Other notes[4]	65,000	11,514	76,514	—	—	65,000	13,077	78,077	8.52%	8.52%	Jan-23 to Dec-27

Total Core notes receivable	$154,332	$16,366	$170,698	$—	$—	$154,332	$18,370	$172,702	7.28%	7.61%

__________

Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$154,332
Fund Notes Receivable						—
Allowance for credit loss						(1,171)
Total Pro-rata Notes Receivable						$153,161

________

1.
See Transactional Activity page that follows.
2.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at March 31, 2022.
3.
For more information and details of Fund notes receivable, see the Company’s latest form 10-Q or 10-K.
4.
Certain of the first mortgage notes and other notes enable the borrower to prepay its obligations prior to the stated maturity date without penalty.

15

Transactional Activity
Supplemental Report – March 31, 2022	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

121 Spring Street	New York, NY	January 12, 2022	$39,637	100.00%	$—	$39,637
Williamsburg Collection [3]	Brooklyn, NY	February 18, 2022	97,750	100.00%	—	97,750
8833 Beverly Boulevard	Hollywood, CA	March 2, 2022	24,117	100.00%	—	24,117
			161,504		—	161,504

Fund V:
Wood Ridge Plaza	Houston, TX	March 21, 2022	49,317	90.00%	44,385	8,921
La Frontera	Round Rock, TX	March 30, 2022	81,358	90.00%	73,222	14,718
			130,675		117,608	23,639
			$292,179		$117,608	$185,143

DISPOSITIONS

Fund III:
Cortlandt Crossing	Mohegan Lake, NY	February 9, 2022	$65,533	100.00%	$65,533	$16,082
Self Storage Management		March 9, 2022	6,000	50.00%	—	1,500

Fund IV:
Mayfair	Philadelphia, PA	January 26, 2022	23,700	100.00%	23,700	5,479
Dauphin	Harrisburg, PA	March 4, 2022	21,650	100.00%	21,650	5,005

Fund V:
New Town Center (Land Parcel)	Canton, MI	February 1, 2022	2,231	89.43%	1,995	401

			$119,114		$112,878	$28,468

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Fund III:
640 Broadway Note Receivable	Foreclosure	January 26, 2022	$(5,307)	100.00%	$(5,307)	$(1,302)
			$(5,307)		$(5,307)	$(1,302)

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.

16

2022 Guidance [1]
Supplemental Report – March 31, 2022	(in millions)

2022 Guidance
	Revised	Prior

Net earnings per share attributable to Common Shareholders	$0.25 to $0.37	$0.19 to $0.32
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	1.01 to 1.04	1.01 to 1.04
Gain on disposition of properties (net of noncontrolling interests' share)	(0.07)	(0.07)
Noncontrolling interest in Operating Partnership	0.02	0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.21 to $1.36	$1.15 to $1.31
Net Promote and other Core and Fund profits	(0.06) to (0.11)	(0.06) to (0.10)
Funds from operations, excluding Net Promote and other Core and Fund profits	$1.15 to $1.25	$1.09 to $1.21
Adjustments for Special Items:
Less: Albertsons unrealized holding gain (net of noncontrolling interest share) for the three months ended March 31, 2022	(0.04)	—
Net Promote and other Core and Fund profits	0.06 to 0.11	0.06 to 0.10
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.17 to $1.32	$1.15 to $1.31

1.
The Company increased its annual 2022 guidance of earnings per share, NAREIT Funds from operations and FFO Before Special Items attributable to Common Shareholders and Common OP Unit holders. Additionally, the Company updated its net income and FFO to reflect the unrealized holding gains recognized related to its investment in Albertsons through March 31, 2022. The Company has not reflected any forward-looking estimates involving future unrealized holding gains (i.e. changes in share price) on Albertsons in its net income and FFO guidance assumptions. The revised guidance is based upon Acadia's current view of existing market conditions and assumptions for the year ending December 31, 2022.

17

Net Asset Valuation Information
Supplemental Report – March 31, 2022	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$34,196	N/A	$790	$5,695	$16,604
Less:
Net operating (income) loss from properties sold or under contract	—	N/A	(575)	(421)	—
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(2,339)	N/A	(215)	39	—
Net Operating Income of stabilized assets	$31,857	N/A	$—	$5,313	$16,604

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$13,517	$41,253	$—
Development and redevelopment projects [4]	181,560	N/A	4,558	26,217	—
Total Costs to Date	$181,560	N/A	$18,075	$67,470	$—

Debt (Pro Rata)	$938,161	$79,664	$8,827	$67,411	$122,147

__________

1.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.
Fund II has been substantially liquidated except for its investment in City Point.
3.
Pre-stabilized assets consist of the following projects for Fund III: 640 Broadway; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
4.
Includes incremental costs; excludes initial carrying value. See “Development and Redevelopment Activity” page in this Supplemental Report.

18

Selected Financial Ratios
Supplemental Report – March 31, 2022	(in thousands)

	Quarter Ended March 31,					Quarter Ended
COVERAGE RATIOS [1]	2022		2021		LEVERAGE RATIOS	March 31, 2022		December 31, 2021
Fixed-Charge Coverage Ratios			(As Restated)		Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$36,543		$29,372		Debt + Preferred Equity (Preferred OP Units)	$1,226,278		$1,171,433
Interest expense	8,387		8,049		Total Market Capitalization	3,389,161		3,231,377
Principal Amortization	1,036		1,021		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		Total Market Capitalization	36%		36%
Fixed-Charge Coverage Ratio - Core Portfolio	3.8	x	3.2	x

EBITDA divided by:	$44,034		$33,796		Debt [6]	$1,205,994		$1,153,533
Interest expense	10,856		10,416		Total Market Capitalization	3,389,161		3,231,377
Principal Amortization	1,261		1,279		Net Debt + Preferred Equity/
Preferred Dividends	123		123		Total Market Capitalization	36%		36%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.6	x	2.9	x	Debt/EBITDA Ratios
					Core:
Payout Ratios					Debt	$938,161		$869,957
					Net debt [5]	925,946		855,384
Dividends declared (per share/OP Unit)	$0.18		$0.15		EBITDA	146,172		127,360
					Adjusted EBITDA	155,570		137,943
Dividends (Shares) & Distributions (OP Units) declared	$18,295		$13,994		Debt/EBITDA - Core Portfolio	6.4	x	6.8	x
FFO	35,396		23,998		Debt/Adjusted EBITDA - Core Portfolio	6.0	x	6.3	x
FFO Payout Ratio [8]	52%		58%		Net Debt/EBITDA - Core Portfolio	6.3	x	6.7	x
					Net Debt/ Adjusted EBITDA - Core Portfolio	6.0	x	6.2	x
AFFO [7]	26,797		23,391		Core and Funds:
AFFO Payout Ratio	68%		60%		Debt [4]	$1,216,210		$1,161,290
					Net debt [6]	1,195,926		1,143,390
FFO Before Special Items	32,685		22,599		EBITDA	171,717		146,189
FFO Before Special Items Payout Ratio	56%		62%		Adjusted EBITDA	181,115		156,772
					Debt/EBITDA - Core and Funds	7.1	x	7.9	x
					Debt/Adjusted EBITDA - Core and Funds	6.7	x	7.4	x
					Net Debt/EBITDA - Core and Funds	7.0	x	7.8	x
					Net Debt/ Adjusted EBITDA - Core and Funds	6.6	x	7.3	x

19

Selected Financial Ratios
Supplemental Report – March 31, 2022	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures. Prior period results are adjusted to reflect the impact of the restatement (see Notes to FFO and EBITDA pages for more information).

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	March 31, 2022	December 31, 2021	March 31, 2022	December 31, 2021

Core EBITDA as reported	$36,543	$127,360	$36,543	$127,360
Add back: Stock-based compensation, net of employee equity elections	—	—	1,837	10,583
Subtotal	36,543	127,360	38,380	137,943

Annualized Core EBITDA	146,172	127,360	153,520	137,943
Add: Employee election to receive equity in lieu of cash in Q1	—	—	2,050	—
Annualized Core EBITDA	146,172	127,360	155,570	137,943

Funds EBITDA as reported	7,491	18,829	7,491	18,829
Subtract: Promote in Q2	(1,473)	—	(1,473)	—
Subtotal	6,018	18,829	6,018	18,829

Annualized Fund EBITDA	24,072	18,829	24,072	18,829
Add back: Promote in Q2	1,473	—	1,473	—
Annualized Fund EBITDA	25,545	18,829	25,545	18,829
Annualized EBITDA Core and Funds	$171,717	$146,189	$181,115	$156,772

20

Portfolio Debt – Summary
Supplemental Report – March 31, 2022	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$441,354	4.1%	5.4	$—	—	—	$441,354	36%	4.1%	5.4	$—	$—	$441,354
Variable-Rate Debt [5]	153,051	1.6%	3.3	30,131	2.3%	0.2	183,182	15%	1.7%	2.8	103,395	—	286,577
								51%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	310,919	4.1%	4.5	89,353	3.4%	1.9	400,272	33%	3.9%	3.9	269,342	(135,027)	534,587
Variable-Rate Debt [5]	32,837	2.0%	1.4	158,565	3.8%	0.7	191,402	16%	3.5%	0.8	425,803	(53,452)	563,753
								49%

Total	$938,161	3.6%	4.6	$278,049	3.5%	1.1	$1,216,210	100%	3.6%	3.8	$798,540	$(188,479)	1,826,271

Unamortized premium							716						420
Net unamortized loan costs							(6,136)						(7,045)
Total							$1,210,790						$1,819,646

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – March 31, 2022	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2022	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,924	100.00%	7,924	4.66%	02/01/24	None
Crossroads Shopping Center		61,936	49.00%	30,349	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,325	50.00%	7,663	4.72%	12/10/27	None
State & Washington		22,532	100.00%	22,532	4.40%	09/05/28	None
239 Greenwich Avenue		25,580	75.00%	19,185	3.88%	01/10/29	None
North & Kingsbury		11,224	100.00%	11,224	4.01%	11/05/29	None
151 North State Street		12,832	100.00%	12,832	4.03%	12/01/29	None
Concord & Milwaukee		2,461	100.00%	2,461	4.40%	06/01/30	None
California & Armitage		2,315	100.00%	2,315	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		441,354	100.00%	441,354	4.11%	Various
Secured interest rate swaps [1]		78,709	88.22%	69,438	3.80%	Various

Sub-Total Fixed-Rate Debt		815,692		752,273	4.11%

Secured Variable-Rate Debt
Gotham Plaza		18,179	49.00%	8,908	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
3104 M Street [2]		4,186	20.00%	837	Prime+0	01/01/24	None
330-340 River Street		10,530	100.00%	10,530	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(78,709)	88.22%	(69,438)	LIBOR+355	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		194,405	100.00%	194,405	LIBOR+140	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	LIBOR+155	06/29/26	None
Unsecured interest rate swaps [1]		(441,354)	100.00%	(441,354)	LIBOR+387	Various

Sub-Total Variable-Rate Debt		317,237		185,888	LIBOR+146

Total Debt - Core Portfolio		$1,132,929		$938,161	3.63%

Funds
Fixed-Rate Debt
Canton Marketplace	Fund V	31,801	20.10%	6,392	3.35%	05/01/23	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	16,000	20.81%	3,330	3.75%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	406,108	19.55%	79,398	3.39%	Various
Sub-Total Fixed-Rate Debt		455,029		89,353	3.41%

Variable-Rate Debt
Acadia Strategic Opportunity Fund V LLC	Fund V	93,526	20.10%	18,799	LIBOR+190	05/02/22	None
Riverdale [4]	Fund V	24,361	17.97%	4,379	LIBOR+170	05/28/22	2 x 12 mos.
Fairlane Green	Fund V	33,297	20.10%	6,693	LIBOR+190	06/05/22	1 x 12 mos.
Trussville Promenade	Fund V	29,099	20.10%	5,849	LIBOR+185	06/15/22	1 x 12 mos.
Lincoln Place	Fund IV	22,759	23.12%	5,262	LIBOR+185	06/13/22	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	50,825	23.12%	11,751	LIBOR+250	06/30/22	None

22

Portfolio Debt - Detail
Supplemental Report – March 31, 2022	(in thousands)

640 Broadway [4]	Fund III	35,970	24.54%	8,827	LIBOR+310	07/09/22	1 x 12 mos.
City Point [4]	Fund II	200,000	26.67%	53,340	Prime+200	08/11/22	None
City Point [5]	Fund II	16,741	26.67%	4,465	LIBOR+275	08/11/22	None
17 E. 71st Street	Fund IV	8,857	23.12%	2,048	LIBOR+300	09/09/22	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+225	09/20/22	None
Broughton Street Portfolio [5]	Fund IV	25,682	23.12%	5,938	LIBOR+300	10/31/22	None
Promenade at Manassas [4]	Fund IV	27,403	22.78%	6,242	LIBOR+175	12/05/22	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	52,000	23.12%	12,022	LIBOR+310	12/09/22	1 x 12 mos.
Restaurants at Fort Point	Fund IV	5,827	23.12%	1,347	LIBOR+235	11/25/22	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	SOFR+201	12/29/22	None
Elk Grove Commons	Fund V	41,375	20.10%	8,316	LIBOR+150	01/01/23	1 x 12 mos.
New Towne Center	Fund V	15,052	20.10%	3,025	LIBOR+220	02/01/23	None
Wake Forest Crossing	Fund IV	20,798	23.12%	4,808	SOFR+175	02/14/23	None
Eden Square [4]	Fund IV	22,792	22.78%	5,192	SOFR+235	03/01/23	None
City Point Phase III [4]	Fund II	39,471	26.67%	10,527	LIBOR+300	03/01/23	1 x 12 mos.
146 Geary Street	Fund IV	19,338	23.12%	4,471	LIBOR+365	07/15/23	None
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	28,935	20.10%	5,816	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Paramus Plaza [4]	Fund IV	28,815	11.56%	3,331	SOFR+225	12/28/24	2 x 12 mos.
Frederick County Square [4]	Fund V	22,185	18.09%	4,013	LIBOR+240	01/01/25	1 x 12 mos.
Wood Ridge Plaza	Fund V	32,338	18.09%	5,850	Prime+013	03/21/25	2 x 12 mos.
1964 Union Street [4]	Fund IV	1,407	20.80%	293	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,495	20.80%	1,143	LIBOR+225	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+265	11/12/26	None
Interest rate swaps [1]	Funds II, IV & V	(406,108)	19.55%	(79,398)	LIBOR+315	Various
Sub-Total Variable-Rate Debt		808,293		188,696	LIBOR+331
Total Debt - Funds		$1,263,322		$278,049	3.50%
Total Debt - Core Portfolio and Funds		$2,396,251		$1,216,210	3.60%

_________

1.
The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 4% or the Prime Rate, plus 50 basis points.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.
Bears interest at the greater of 0.25% or the LIBOR, plus the indicated spread.

23

Future Debt Maturities [1]
Supplemental Report – March 31, 2022	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$3,927	$—	$3,927	$2,879	$—	$2,879	n/a	n/a	n/a
2023	5,018	177,496	182,514	3,780	40,573	44,353	4.08%	4.08%	n/a
2024	4,241	69,892	74,133	3,294	36,774	40,068	4.09%	4.08%	n/a
2025	3,264	327,905	331,169	2,862	319,401	322,263	4.13%	4.13%	n/a
2026	3,219	409,273	412,492	2,799	409,273	412,072	4.08%	4.08%	n/a
Thereafter	8,175	120,519	128,694	7,595	108,931	116,526	4.35%	4.35%	n/a
Total	$27,844	$1,105,085	$1,132,929	$23,209	$914,952	$938,161

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$4,714	$665,544	$670,258	$970	$158,112	$159,082	3.63%	4.44%	3.53%
2023	5,923	188,783	194,706	1,142	42,333	43,475	3.21%	3.31%	3.10%
2024	4,878	288,166	293,044	921	54,329	55,250	3.17%	3.20%	2.65%
2025	746	55,993	56,739	152	10,193	10,345	3.78%	4.03%	3.60%
2026	257	48,318	48,575	49	9,848	9,897	3.28%	3.75%	3.08%
Thereafter	—	—	—	—	—	—	n/a	n/a	n/a
Total	$16,518	$1,246,804	$1,263,322	$3,234	$274,815	$278,049

__________

1.
Does not include any applicable extension options or subsequent refinancing.

24

Future Debt Maturities – As Extended [1]
Supplemental Report – March 31, 2022	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$3,927	$—	$3,927	$2,879	$—	$2,879	n/a	n/a	n/a
2023	5,018	177,496	182,514	3,780	40,573	44,353	4.08%	4.08%	n/a
2024	4,241	69,892	74,133	3,294	36,774	40,068	4.08%	4.09%	n/a
2025	3,264	133,500	136,764	2,862	124,996	127,858	4.18%	4.18%	n/a
2026	3,218	603,679	606,897	2,799	603,679	606,478	4.08%	4.08%	n/a
Thereafter	8,175	120,519	128,694	7,594	108,931	116,525	4.35%	4.35%	n/a
Total	$27,843	$1,105,086	$1,132,929	$23,208	$914,953	$938,161

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$4,714	$457,965	$462,679	$970	$112,833	$113,803	3.52%	n/a	3.52%
2023	5,923	291,541	297,464	1,142	64,467	65,609	3.57%	3.75%	3.43%
2024	4,876	304,281	309,157	920	63,236	64,156	3.36%	3.39%	3.24%
2025	746	63,364	64,110	152	11,527	11,679	3.13%	3.13%	3.15%
2026	257	98,215	98,472	54	17,064	17,118	3.33%	3.89%	2.94%
Thereafter	—	31,440	31,440	—	5,684	5,684	3.63%	n/a	3.63%
Total	$16,516	$1,246,806	$1,263,322	$3,238	$274,811	$278,049

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2022

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,298,490	$181.83
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,521,951	97.80
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	88.2%	—%	—%	88.2%	88.2%	6,750,144	189.58
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	86.2%	—%	—%	86.2%	86.2%	1,196,145	30.00
Clark Street and W. Diversey Collection (4 properties)	Starbucks;TJ Maxx; J Crew Factory	2011 2012	100.0%	53,277	—	—	53,277	68.3%	—%	—%	68.3%	68.3%	1,467,205	40.34
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	51,778	—	—	51,778	93.0%	—%	—%	93.0%	100.0%	2,339,993	48.61
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,047,845	30.89
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,346,235	42.48
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy	2016	100.0%	41,791	—	—	41,791	68.9%	—%	—%	68.9%	100.0%	1,153,437	40.08
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	439,870	33.57
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	78.8%	681,917	52.89
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	613,881	33.86
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,433,561	38.30
				656,332	—	84,066	740,398	89.5%	—%	70.0%	87.3%	89.7%	38,863,674	60.14
New York Metro
Soho Collection (12 properties)	Faherty, ALC Stone Island, Taft, Frame, Theory; Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,889	—	—	36,889	67.1%	—%	—%	67.1%	82.7%	7,730,021	312.50
5-7 East 17th Street	—	2008	100.0%	9,536	—	—	9,536	—%	—%	—%	—%	—%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	78.2%	—%	—%	78.2%	78.2%	1,291,535	281.87
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	303,798	87.55
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	980,044	85.12
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21

26

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2022

Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	368,873	31.59
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,741,068	105.18
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	893,373	111.87
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,022,572	25.18
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,074,884	187.97
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,175,271	40.37
Williamsburg	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	100%	—%	—	100.0%	100.0%	5,038,310	99.10
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,919,899	426.45
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,335,738	33.46
Gotham Plaza	Bank of America, Footlocker, Taco Bell	2016	49.0%	—	—	25,922	25,922	—%	—%	73.9%	73.9%	91.6%	1,450,686	75.74
				172,634	86,950	135,928	395,512	84.7%	100.0%	92.9%	90.9%	94.2%	32,317,003	89.92
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	100.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,235,786	126.66
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,610,181	186.44
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	3,845,967	161.89
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	58.7%	—%	—%	58.7%	58.7%	789,568	65.10
14th Street Collection	Mitchell Gold and Bob Williams, Verizon	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,384,216	71.13
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	100.0%	1,848,045	34.30
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Duxiana, Rag and Bone, The Reformation	2011 2016 2019	24.8%	242,317	—	—	242,317	68.2%	—%	—%	68.2%	73.6%	11,344,609	68.61
				282,447	25,134	32,533	340,114	69.7%	100.0%	88.4%	73.7%	78.7%	15,366,438	61.26
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,320,045	24.34
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	294,632	280.60
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,614,677	29.21

Total Street and Urban Retail				1,136,220	152,884	265,953	1,555,057	84.1%	100.0%	85.4%	85.9%	89.0%	$92,007,759	$68.89

Acadia Share Total Street and Urban Retail				939,818	152,884	252,733	1,345,435	87.3%	100.0%	86.0%	88.5%	91.1%	$81,902,259	$68.77

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl	1998	100.0%	—	43,531	100,379	143,910	—%	100.0%	76.6%	83.7%	87.1%	3,159,998	26.25

27

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2022

Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,442,036	14.96

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	93.7%	93.7%	95.6%	2,764,004	33.87
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	94.8%	98.0%	98.8%	3,393,388	28.07
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,861,371	34.17
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart	1998	49.0%	—	202,727	108,928	311,655	—%	50.3%	48.8%	49.8%	85.7%	5,407,473	34.86
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,237,910	9.09
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	57.1%	75.1%	78.7%	2,364,956	34.77

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	100.0%	100.0%	100.0%	1,902,242	17.49

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,752	11.29
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	96.0%	2,065,005	9.86
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.9%	98.6%	98.6%	2,192,007	21.92

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	92.5%	96.4%	98.9%	1,253,908	13.14

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,352	112,782	236,134	—%	82.2%	75.1%	78.8%	88.0%	2,705,768	14.54

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx	1998	100.0%	—	153,332	81,588	234,920	—%	81.2%	68.3%	76.7%	99.6%	3,193,930	17.72

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	12,735,493	16.94
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	100.0%	3,168,592	31.89

28

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2022

Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	63.9%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,901	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	954,833	26.17
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,309,005	22.09

Total Suburban Properties				—	2,964,381	1,095,276	4,059,657	—%	93.0%	80.3%	89.6%	94.8%	$62,788,958	$18.42

Acadia Share Total Suburban Properties				—	2,860,990	1,039,723	3,900,713	—%	94.5%	82.0%	91.2%	95.1%	$60,031,147	$18.06

Total Core Properties				1,136,220	3,117,265	1,361,229	5,614,714	84.1%	93.3%	81.3%	88.5%	93.2%	$154,796,717	$32.62

Acadia Share Total Core Properties				939,818	3,013,874	1,292,456	5,246,148	87.3%	94.8%	82.8%	90.5%	94.1%	$141,933,406	$31.42

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
Excludes 94,000 square feet of office GLA.
4.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – March 31, 2022	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,126,134	7.8%	5.7%
Walgreens	6	95,189	4,154,379	1.8%	2.9%
Bed, Bath, and Beyond [2]	3	172,432	3,942,421	3.3%	2.8%
Royal Ahold [3]	3	155,461	3,475,460	3.0%	2.4%
TJX Companies [4]	8	229,043	2,765,292	4.4%	1.9%
Verizon	2	26,054	2,754,366	0.5%	1.9%
Lululemon	2	7,533	2,541,414	0.1%	1.8%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.8%
Trader Joe's	3	40,862	2,357,003	0.8%	1.7%
Fast Retailing [5]	2	32,013	2,327,489	0.6%	1.6%
PetSmart, Inc.	3	55,867	2,314,710	1.1%	1.6%
Gap [6]	3	44,895	2,133,405	0.9%	1.5%
Albertsons Companies[7]	2	123,409	1,980,640	2.4%	1.4%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.3%
Tapestry [8]	2	4,250	1,686,218	0.1%	1.2%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.6%	1.1%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.1%
DSW	2	35,842	1,478,679	0.7%	1.0%
JP Morgan Chase	6	21,721	1,446,408	0.4%	1.0%
Citibank	4	16,160	1,337,924	0.3%	0.9%
TOTAL	63	1,768,721	$52,260,696	33.9%	36.7%

__________

1.
Does not include tenants that operate at only one Acadia Core location
2.
Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.
Stop and Shop (3 locations)
4.
TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Old Navy (2 locations), Banana Republic (1 location)
7.
Shaw’s (2 locations)
8.
Kate Spade (2 locations)

30

Core Portfolio – Lease Expirations
Supplemental Report – March 31, 2022	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	—	—	—%	$—	—%
2022	8	35,200	4.3%	73.78	3.7%	1	55,000	2.1%	27.01	3.8%
2023	27	171,607	20.9%	74.55	18.4%	7	332,664	12.8%	17.40	14.6%
2024	14	55,523	6.8%	102.34	8.2%	13	492,207	18.9%	14.34	17.9%
2025	25	89,883	11.0%	122.07	15.8%	10	391,435	15.0%	19.52	19.3%
2026	26	84,758	10.3%	126.68	15.5%	10	444,889	17.1%	10.93	12.3%
2027	9	18,663	2.3%	122.74	3.3%	2	74,188	2.9%	14.72	2.8%
2028	10	167,109	20.4%	52.84	12.7%	6	416,588	16.0%	10.11	10.7%
2029	13	33,619	4.1%	107.22	5.2%	5	182,205	7.0%	16.04	7.4%
2030	9	71,456	8.7%	59.78	6.1%	—	—	—%	—	—%
2031	3	28,697	3.5%	77.91	3.2%	2	50,566	1.9%	13.94	1.8%
Thereafter	13	64,040	7.7%	85.41	7.9%	6	162,538	6.3%	23.11	9.4%
Total	157	820,555	100.0%	$84.68	100.0%	62	2,602,280	100.0%	$15.11	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		119,263					156,678
Total Square Feet		939,818					3,013,874

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,400	0.1%	$24.40	0.1%	1	1,400	0.0%	$24.40	0.0%
2022	16	56,571	5.3%	27.97	4.8%	25	146,771	3.3%	38.60	4.0%
2023	41	140,816	13.2%	30.61	13.1%	75	645,087	14.4%	35.49	16.1%
2024	35	153,156	14.3%	25.79	12.0%	62	700,886	15.6%	23.82	11.8%
2025	34	115,664	10.8%	28.48	10.0%	69	596,982	13.3%	36.70	15.4%
2026	37	143,139	13.4%	25.58	11.1%	73	672,786	15.0%	28.63	13.6%
2027	30	111,027	10.4%	35.57	12.0%	41	203,878	4.5%	35.96	5.2%
2028	23	97,406	9.1%	39.04	11.5%	39	681,103	15.2%	24.73	11.9%
2029	10	27,474	2.6%	28.84	2.4%	28	243,298	5.4%	30.09	5.2%
2030	13	37,839	3.5%	32.66	3.8%	22	109,295	2.4%	50.39	3.9%
2031	17	86,236	8.1%	28.79	7.5%	22	165,499	3.8%	32.77	3.8%
Thereafter	23	99,644	9.2%	38.45	11.7%	42	326,222	7.1%	40.02	9.1%
Total	280	1,070,372	100.0%	$30.76	100.0%	499	4,493,207	100.0%	$31.42	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		222,084					498,025
Total Square Feet		1,292,456					5,246,148

_________

1. Leases currently under month to month or in process of renewal

31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – March 31, 2022

	Quarter Ended
	March 31, 2022
	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	4	4
GLA	12,970	12,970
New base rent	$37.83	$34.10
Previous base rent	$34.75	$35.01
Average cost per square foot	$42.51	$42.51
Weighted Average Lease Term (years)	12.0	12.0
Percentage growth in base rent	8.9%	(2.6)%

Renewal Leases
Number of renewal leases executed	21	21
GLA	284,858	284,858
New base rent	$32.60	$32.29
Expiring base rent	$29.45	$29.81
Average cost per square foot	$21.29	$21.29
Weighted Average Lease Term (years)	5.8	5.8
Percentage growth in base rent	10.7%	8.3%

Total New and Renewal Leases
Number of new and renewal leases executed	25	25
GLA commencing	297,828	297,828
New base rent	$32.83	$32.37
Expiring base rent	$29.68	$30.04
Average cost per square foot	$22.21	$22.21
Weighted Average Lease Term (years)	6.1	6.1
Percentage growth in base rent	10.6%	7.8%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

32

Core Portfolio – Capital Expenditures
Supplemental Report – March 31, 2022

	Year to Date
	March 31, 2022	December 31, 2021
Leasing Commissions	$1,053	$2,360
Tenant Improvements	3,403	10,059
Maintenance Capital Expenditures	638	4,060
Total Capital Expenditures	$5,094	$16,479

33

Fund Overview
Supplemental Report – March 31, 2022

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$384.1	Million	$448.1	Million	$488.1	Million	$347.9	Million	$1,754.9	Million
Cumulative Net Distributions [3]	$195.4	Million	$169.8	Million	$601.5	Million	$193.1	Million	$61.0	Million	$1,220.8	Million
Net Distributions/Contributions	225.6%		44.2%		134.2%		39.6%		17.5%		69.6%
Unfunded Commitment [4]	$0.0	Million	$1.2	Million	$1.9	Million	$41.9	Million	$172.1	Million	$217.1	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$70.8	Million	$70.8	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2022
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		1.0% in 2021, 0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6 of the investment period (August 26, 2021-August 25, 2022); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020 and 2021 to fund the on-going redevelopment of existing Fund II investments.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2022

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point	Target, Alamo Drafthouse	2007	94.2%	—	352,201	188,869	541,070	—%	64.3%	24.9%	50.5%	75.0%	$9,796,023	$35.83

Total - Fund II				—	352,201	188,869	541,070	—%	64.3%	24.9%	50.5%	75.0%	$9,796,023	$35.83

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	100.0%	4,637	—	—	4,637	76.3%	—%	—%	76.3%	91.6%	$895,245	$252.90

Total - Fund III				4,637	—	—	4,637	76.3%	—%	—%	76.3%	91.6%	$895,245	$252.90

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	82.2%	—%	—%	82.2%	82.2%	1,832,345	264.33
1035 Third Avenue [2]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,265,746	165.80

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,233,834	21.07

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,030,234	65.57

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,052,672	14.99

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	100.0%	100.0%	100.0%	3,681,263	13.11

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,933	229,936	—%	100.0%	81.9%	91.0%	91.0%	3,265,630	15.60

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	90.5%	95.6%	95.6%	3,087,479	11.88

SOUTHEAST

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2022

Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	96,331	—	—	96,331	88.4%	—%	—%	88.4%	88.4%	3,071,601	36.09

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	88,972	202,325	—%	100.0%	95.5%	98.0%	100.0%	3,128,527	15.78

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	77.9%	—%	—%	77.9%	77.9%	632,195	113.60

Total - Fund IV				155,929	725,553	573,470	1,454,952	77.6%	100.0%	89.5%	93.5%	93.7%	$26,281,526	$19.33

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	91.5%	97.3%	97.3%	$3,988,358	$18.28

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,183	211,183	—%	—%	84.7%	84.7%	89.2%	3,703,330	20.72
La Frontera Plaza	Kohl's, Hobby Lobby	2022	90.0%	—	203,500	330,930	534,430	—%	100.0%	81.1%	88.3%	88.3%	6,452,054	13.67

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	89.8%	97.6%	97.6%	2,241,936	12.06
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,952	160,235	270,187	—%	74.5%	84.3%	80.3%	95.2%	4,396,493	20.27

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,778	530,766	—%	100.0%	76.1%	87.4%	90.6%	6,753,192	14.55

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	81.8%	89.6%	89.6%	3,955,095	14.57

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	70.8%	83.8%	83.8%	6,217,529	19.26

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,231,262	11.39

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	69.9%	82.6%	88.0%	5,092,933	13.35

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	100.0%	82.7%	86.4%	88.1%	7,378,347	21.08

Florida

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2022

Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	97.6%	98.6%	98.6%	3,470,714	20.48

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	100.0%	100.0%	100.0%	4,726,781	12.42

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	72.4%	94.2%	95.1%	4,438,883	10.16

Georgia
Canton Marketplace	Dick's, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,409	351,978	—%	100.0%	81.3%	88.3%	89.8%	5,335,783	17.16
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	99.4%	4,529,100	12.56

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	88.8%	94.9%	97.0%	4,874,449	21.22

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,673	115,709	372,382	—%	80.5%	97.7%	85.9%	98.0%	3,337,705	10.44

Total - Fund V				—	3,231,249	3,001,642	6,232,891	—%	96.8%	83.7%	90.5%	93.0%	$85,123,944	$15.09

TOTAL FUND PROPERTIES				160,566	4,309,003	3,763,981	8,233,550	77.5%	94.7%	81.6%	88.4%	92.0%	$122,096,738	$16.78

Acadia Share of Total Fund Properties				36,991	881,715	753,357	1,672,063	77.5%	94.0%	80.7%	87.6%	91.6%	$25,073,970	$17.12

__________

1. Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2. Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – March 31, 2022	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	1	159	18.3%	59,032	371.27	26.9%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	655	0.9%	71,279	108.82	2.7%	—	—	—%	—	—	—%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	5,951	8.2%	391,648	65.81	15.0%	1	306	35.3%	72,073	235.53	32.9%
2029	1	254	0.3%	49,462	194.73	1.9%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	20.4%	39,664	224.09	18.1%
2031	—	—	—%	—	—	—%	1	226	26.0%	48,566	214.89	22.1%
Thereafter	6	66,148	90.6%	2,103,149	31.79	80.4%	—	—	—%	—	—	—%
Total	10	73,008	100.0%	$2,615,538	$35.83	100.0%	4	868	100.0%	$219,335	$252.90	100.0%

		71,458	Total Vacant					268	Total Vacant
		144,466	Total Square Feet					1,136	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	10	5,288	0.5%	$123,776	$23.41	0.7%
2022	7	4,780	1.6%	105,877	22.15	1.9%	32	24,119	2.2%	512,729	21.26	3.1%
2023	10	3,942	1.4%	107,103	27.17	1.9%	72	101,545	9.2%	1,859,797	18.32	11.2%
2024	6	2,319	0.8%	60,423	26.06	1.1%	85	176,465	16.1%	2,715,686	15.39	16.3%
2025	18	17,912	6.1%	779,233	43.50	13.9%	78	185,251	16.9%	2,654,314	14.33	16.0%
2026	24	33,991	11.7%	788,456	23.20	14.0%	75	95,195	8.7%	1,836,784	19.29	11.0%
2027	18	31,848	10.9%	548,816	17.23	9.8%	47	128,276	11.7%	1,563,709	12.19	9.4%
2028	10	14,768	5.1%	280,259	18.98	5.0%	25	58,187	5.3%	1,064,690	18.30	6.4%
2029	11	45,597	15.6%	794,167	17.42	14.1%	26	70,935	6.5%	829,777	11.70	5.0%
2030	6	11,315	3.9%	196,426	17.36	3.5%	27	76,459	7.0%	1,032,870	13.51	6.2%
2031	11	47,319	16.2%	693,847	14.66	12.4%	26	57,337	5.2%	922,754	16.09	5.6%
Thereafter	18	77,923	26.7%	1,261,942	16.19	22.4%	27	120,342	10.7%	1,505,662	12.51	9.1%
Total	139	291,714	100.0%	$5,616,549	$19.25	100.0%	530	1,099,399	100.0%	$16,622,548	$15.12	100.0%

		21,341	Total Vacant					114,007	Total Vacant
		313,055	Total Square Feet					1,213,406	Total Square Feet

__________

1. Leases currently under month to month or in process of renewal

38

Development and Redevelopment Activity
Supplemental Report – March 31, 2022

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/ Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$9.7	$23.0	to	$23.8	$32.7	to	$33.5

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	24.6	25.4	to	35.4	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	2025	62,000	0%/14%	TBD	Discretionary spend upon securing tenant(s) for lease up	116.5	12.0	to	19.5	128.5	to	136.0
								$150.8	$60.4		$78.7	$211.2		$229.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	75%/99%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$201.8	$8.2	to	$11.2	$210.0	to	$213.0
555 9th Street	100.0%	San Francisco, CA	2023	149,000	69%/69%	TBD	Re-tenanting and potential split of former 46,000 square foot Nordstrom; façade upgrade and possible vertical expansion	—	TBD	to	TBD	TBD	to	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	26%/26%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	6.0	to	9.0	6.0	to	9.0
Mad River	100.0%	Dayton, OH	TBD	TBD	48%/48%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$201.8	$16.1		$22.5	$217.9		$224.3

_________

39

Development and Redevelopment Activity
Supplemental Report – March 31, 2022

__________

1.
Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.
Incurred amounts include costs associated with the initial carrying value. Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at March 31, 2022 as follows:

Development costs above	$150.8
Unconsolidated projects (a)	(9.7)
Projects in redevelopment or partial development (b)	74.1
Deferred costs and other amounts	(5.7)
Impairment charges taken	(17.4)
Total per consolidated balance sheet	$192.1

(a)
Relates to 1238 Wisconsin Avenue
(b)
Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $201.8 reflects the historical carrying value of the entire property (including its initial acquisition cost).

40

Important Notes
Supplemental Report – March 31, 2022

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

41